Fees Summary	Feb. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,500,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	207,150.00
Total Offset Amount	0.00
Net Fee	$ 207,150.00
Final Prospectus	false